3Q15/FY15 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Results for Third Quarter of Fiscal 2015
SEATTLE, WA - July 22, 2015 - For the third quarter of fiscal 2015, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $483.6 million, up 2 percent from $472.1 million in the prior quarter and 10 percent from $440.3 million in the third quarter of fiscal 2014.
GAAP net income was $93.2 million ($1.29 per diluted share), compared to $85.7 million ($1.18 per diluted share) in the prior quarter and $79.5 million ($1.05 per diluted share) in the third quarter a year ago.
Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $120.2 million ($1.67 per diluted share), compared to $115.3 million ($1.59 per diluted share) in the prior quarter and $104.6 million ($1.39 per diluted share) in the third quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
“Solid sequential and year-over-year revenue growth during the quarter was driven primarily by continuing growth in software sales,” said Manny Rivelo, F5 President and Chief Executive Officer. “Within the past three years, quarterly revenue from the sale of software modules and virtual editions has more than doubled, accounting for more than a third of product revenue in Q3. As more of our customers deploy hybrid solutions and adoption of our software modules increases, we believe this trend will continue, augmented by a steady ramp in sales of our cloud-based Silverline subscription offerings.
“From a vertical market perspective, Enterprise and US Federal were significant contributors to the quarter’s revenue gains. Within our geographical regions, the US, the UK and northern Europe all delivered solid year-over-year growth.
“As F5 continues to evolve and adapt our technology to the rapidly changing IT landscape, we believe our strategy, product roadmap, and ongoing investment in people will enable us to drive top-line growth. In the near term, we remain confident that the company can continue to deliver solid year-over-year growth as we adjust our organization and business model to exploit the growing market opportunity for our expanding solutions portfolio,” Rivelo said.

3Q15/FY15 Earnings Release	Page 2 of 4

For the quarter ending September 30, 2015, the company has set a revenue goal of $500 million to $510 million with a GAAP earnings target of $1.26 to $1.29 per diluted share and a non-GAAP earnings target of $1.72 to $1.75 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	September 30, 2015

Reconciliation of Expected Non-GAAP Fourth Quarter Earnings	Low	High
Net income	$90.0	$92.2
Stock-based compensation expense	$42.5	$42.5
Amortization of purchased intangible assets	$3.4	$3.4
Tax effects related to above items	$(13.1)	$(13.1)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$122.8	$125.0
Net income per share - diluted	$1.26	$1.29
Non-GAAP net income per share - diluted	$1.72	$1.75
About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

3Q15/FY15 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

3Q15/FY15 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2015	2014
ASSETS
Current assets
Cash and cash equivalents	$562,180	$281,502
Short-term investments	235,527	363,877
Accounts receivable, net of allowances of $2,885 and $4,958	261,068	242,242
Inventories	30,026	24,471
Deferred tax assets	46,493	42,290
Other current assets	50,214	44,466
Total current assets	1,185,508	998,848
Property and equipment, net	83,507	66,791
Long-term investments	361,665	482,917
Deferred tax assets	3,557	4,434
Goodwill	556,957	556,957
Other assets, net	71,157	75,003
Total assets	$2,262,351	$2,184,950
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$48,986	$43,772
Accrued liabilities	115,397	108,772
Deferred revenue	553,064	484,437
Total current liabilities	717,447	636,981
Other long-term liabilities	25,914	22,718
Deferred revenue, long-term	189,481	152,312
Deferred tax liabilities	2,407	3,629
Total long-term liabilities	217,802	178,659
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 71,003 and 73,390 shares issued and outstanding	5,987	15,753
Accumulated other comprehensive loss	(13,355)	(9,584)
Retained earnings	1,334,470	1,363,141
Total shareholders’ equity	1,327,102	1,369,310
Total liabilities and shareholders’ equity	$2,262,351	$2,184,950

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net revenues
Products	$248,767	$236,933	$733,820	$680,669
Services	234,819	203,352	684,702	586,111
Total	483,586	440,285	1,418,522	1,266,780
Cost of net revenues (1)(2)
Products	44,050	40,387	129,720	115,437
Services	41,609	39,075	117,883	112,570
Total	85,659	79,462	247,603	228,007
Gross profit	397,927	360,823	1,170,919	1,038,773
Operating expenses (1)(2)
Sales and marketing	150,833	139,945	450,887	415,000
Research and development	74,337	67,026	218,918	198,391
General and administrative	32,627	27,773	95,814	79,306
Total	257,797	234,744	765,619	692,697
Income from operations	140,130	126,079	405,300	346,076
Other income, net	720	1,193	6,580	1,462
Income before income taxes	140,850	127,272	411,880	347,538
Provision for income taxes	47,678	47,799	143,903	130,376
Net income	$93,172	$79,473	$267,977	$217,162

Net income per share — basic	$1.30	$1.06	$3.70	$2.86
Weighted average shares — basic	71,509	74,812	72,370	75,926

Net income per share — diluted	$1.29	$1.05	$3.67	$2.84
Weighted average shares — diluted	71,957	75,369	72,937	76,581

Non-GAAP Financial Measures
Net income as reported	$93,172	$79,473	$267,977	$217,162
Stock-based compensation expense (3)	36,517	31,833	103,919	101,997
Amortization of purchased intangible assets	3,359	2,172	9,822	6,341
Tax effects related to above items	(12,862)	(8,912)	(32,047)	(29,274)
Net income excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$120,186	$104,566	$349,671	$296,226

Net income per share excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$1.67	$1.39	$4.79	$3.87

Weighted average shares - diluted	71,957	75,369	72,937	76,581

(1) Includes stock-based compensation as follows:
Cost of net revenues	$3,740	$3,522	$10,497	$11,394
Sales and marketing	14,775	12,350	42,762	40,570
Research and development	11,867	10,976	34,500	34,604
General and administrative	6,135	4,985	16,160	15,429
	$36,517	$31,833	$103,919	$101,997

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,651	$1,786	$7,968	$5,239
Sales and marketing	486	386	1,459	1,102
General and administrative	222	—	395	—
	$3,359	$2,172	$9,822	$6,341

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended
	June 30,
	2015	2014
Operating activities
Net income	$267,977	$217,162
Adjustments to reconcile net income to net cash provided by operating activities:
Realized gain on disposition of assets and investments	(69)	(179)
Stock-based compensation	103,919	101,997
Provisions for doubtful accounts and sales returns	1,268	2,109
Depreciation and amortization	39,225	34,055
Deferred income taxes	(5,203)	(4,389)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(20,094)	(40,964)
Inventories	(5,556)	(4,117)
Other current assets	(6,127)	(9,800)
Other assets	437	(1,056)
Accounts payable and accrued liabilities	19,625	(1,659)
Deferred revenue	105,796	85,968
Net cash provided by operating activities	501,198	379,127
Investing activities
Purchases of investments	(347,683)	(387,147)
Maturities of investments	391,900	437,752
Sales of investments	198,401	144,790
(Increase) decrease in restricted cash	(401)	5
Acquisition of intangible assets	(6,224)	—
Acquisition of businesses, net of cash acquired	—	(49,439)
Purchases of property and equipment	(41,715)	(15,636)
Net cash provided by investing activities	194,278	130,325
Financing activities
Excess tax benefit from stock-based compensation	6,611	8,155
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	40,426	35,247
Repurchase of common stock	(456,863)	(500,542)
Net cash used in financing activities	(409,826)	(457,140)
Net increase in cash and cash equivalents	285,650	52,312
Effect of exchange rate changes on cash and cash equivalents	(4,972)	(32)
Cash and cash equivalents, beginning of year	281,502	189,693
Cash and cash equivalents, end of year	$562,180	$241,973